UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 23, 2002



                           Commission File No. 0-11682

                            S & K FAMOUS BRANDS, INC.
             ......................................................
             (Exact name of registrant as specified in its charter)



           Virginia                                     54-0845694
................................             ....................................
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


     11100 West Broad Street, P. O. Box 31800, Richmond, Virginia 23294-1800
     .......................................................................
                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (804) 346-2500
                                                        ....................








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Item 5.  Other Events and Regulation FD Disclosure

S&K Famous Brands, Inc. announced today that Stewart M. Kasen, President and Chief Executive Officer of the Company, established a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934 on August 23, 2002. Mr. Kasen's trading plan calls for the purchase of up to $1,000,000 worth of shares of the Company commencing on August 27, 2002 subject to certain conditions. Mr. Kasen may modify his trading plan under certain circumstances. Mr. Kasen's trading plan will expire on November 26, 2002 unless terminated earlier in accordance with the terms of the trading plan. A copy of the press release announcing this trading plan is filed as an exhibit to this Current Report on Form 8-K.



Item 7.   Financial Statements and Exhibits.

99.1      Press Release of S & K Famous Brands, Inc., dated August 23, 2002 *

* Exhibit filed herewith.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                S & K FAMOUS BRANDS, INC.
                                                -------------------------
                                                       (Registrant)



Date:  August 23, 2002                          /s/ Robert E. Knowles
                                                -----------------------------

                                                Robert E. Knowles
                                                Executive Vice President,
                                                Chief Financial Officer,
                                                Secretary and Treasurer
                                                (Principal Financial Officer)


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